Fidelity Bankshares                                    205 DATURA STREET
                                                       WEST PALM BEACH, FL 33401
                                                       (561) 803-9900


          Fidelity Bankshares Q1 Net Income Up 16% to $7.9M; EPS $0.31
                       Assets Reach $4.2B; Deposits $3.7B

West Palm Beach, FL, April 18, 2006 -- Fidelity Bankshares, Inc. (Nasdaq: FFFL) announced today net income of $7.9 million or $0.32 basic and $0.31 diluted earnings per share for the first quarter ended March 31, 2006. This was a gain of 16% over net income of $6.8 million, or $0.29 basic and $0.28 diluted earnings per share in the first quarter of 2005.

Net interest margin for the quarter was 3.49%, compared to 3.71% for the first quarter of 2005. The net interest margin for the quarter ended December 31, 2005 was 3.68%. During the fourth quarter of 2005, the company encountered local governmental approval delays in opening two new offices. As a result, the company relied on short-term certificates of deposit to fund its growth. These certificates of deposit, which are scheduled to mature during the second quarter of 2006, caused eight of the 19 basis points of margin compression experienced in the first quarter compared to the quarter ended December 31, 2005.

Operating expense for the quarter was $26.9 million, compared to $23.9 million for the same quarter in 2005. This increase of $3.0 million, or 12.2%, was attributable to operating 42 branches in the quarter ended March 31, 2005, compared to 51 offices in 2006. Compared to the quarter ended December 31, 2005, operating expense increased by $946,000, reflecting the operation of three additional offices opened in the first quarter.

Fidelity Bankshares Chairman and CEO Vince Elhilow said, "We opened three new offices during the quarter including a major new branch in Ft. Lauderdale's financial district that includes a loan production office and a full-service banking facility. Deposits during the quarter increased by $126.6 million, or 14.3% on an annualized basis. Our core deposits, which exclude all certificates of deposit, increased to 77.6% of total deposits at the end of the first quarter from 74.5% of total deposits at December 31, 2005. By comparison, core deposits at the end of the first quarter a year ago were 79.2% of total deposits."

The board of directors declared a cash dividend of $0.08 per share for stockholders of record on March 31, 2006. This distribution was paid on April 14, 2006.

At March 31, 2006, Fidelity Bankshares, Inc., through its subsidiary Fidelity Federal Bank & Trust, had assets of $4.24 billion and deposits of $3.67 billion and operates in Florida through 51 offices in Palm Beach, Broward, Martin and St. Lucie counties.

An   investment    profile   on   Fidelity    Bankshares   may   be   found   on
http://www.hawkassociates.com/fffl/profile.htm.

For more information, contact Chairman and CEO Vince A. Elhilow or Chief Financial Officer Richard D. Aldred at (561) 803-9900, or Frank Hawkins or Julie Marshall, Hawk Associates, Inc., at (305) 451-1888, e-mail: info@hawkassociates.com. Information about Fidelity Bankshares, Inc. can be found on http://www.fidelityfederal.com. Fidelity Bankshares press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found on http://www.hawkassociates.com.

Fidelity Bankshares, Inc.
Financial  Highlights
(Unaudited)

                                                                  Three Months          Three Months              Year
                                                                     Ended                 Ended                  Ended
                                                                   March 31,             March 31,            December 31,
                                                                      2006                  2005                  2005
FOR THE PERIOD (In Thousands)
------------------------------------------------------------------------------------------------------------------------------
Interest income                                                          $61,665               $45,324               $206,551
Interest expense                                                          27,438                15,251                 76,211
Net interest income                                                       34,227                30,073                130,340
Chargeoffs                                                                    90                     2                    330
Recoveries                                                                     -                     -                      1
Gain on sale of loans                                                        115                   352                    728
Net income                                                                 7,876                 6,816                 32,082

PER COMMON SHARE
------------------------------------------------------------------------------------------------------------------------------
Net Income:
                    Basic EPS                                              $0.32                 $0.29                  $1.32
                    Diluted EPS                                             0.31                  0.28                   1.28
Dividends declared                                                          0.08                  0.08                   0.32
Book value                                                                 11.58                 10.32                  11.34
Stock price:
                    High                                                   35.05                 28.85                  34.20
                    Low                                                    30.80                 22.35                  22.27
                    Close                                                  33.63                 22.98                  32.70

AVERAGE FOR THE PERIOD (In Thousands)
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                          $4,208,435            $3,483,063             $3,762,083
Loans receivable, net                                                  3,109,292             2,508,282              2,723,586
Securities available for sale                                            406,497               494,879                467,603
Securities held to maturity                                              239,719               180,147                242,217
Deposits                                                               3,665,085             2,819,875              3,132,413
Borrowed funds                                                           205,172               347,883                294,572
Stockholders' equity                                                     289,118               252,576                270,217

SELECTED RATIOS
------------------------------------------------------------------------------------------------------------------------------
Return on average assets                                                    0.75%                 0.78%                  0.85%
Return on average equity                                                   10.90%                10.79%                 11.87%
Interest rate spread on average assets for the period                       3.45%                 3.67%                  3.70%
Net yield on average interest earning assets for the period                 3.49%                 3.71%                  3.74%
Ratio of interest earning assets to interest bearing
                    liabilities at end of period                          117.27%               118.88%                114.89%
Ratio of non performing assets to total assets                              0.16%                 0.20%                  0.22%
Ratio of valuation allowances to non performing assets                    239.01%               203.65%                176.94%
Ratio of valuation allowances to loans receivable,
net                                                                         0.52%                 0.58%                  0.53%
Stockholders' equity as a percentage of assets                              6.88%                 7.18%                  6.98%

PERIOD END (In Thousands, except for share data)
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                          $4,240,091            $3,509,292             $4,082,611
Interest earning cash                                                    104,590                35,762                 39,283
Securities available for sale                                            380,490               480,730                410,473
Securities held to maturity                                              237,445               285,685                242,497
Loans receivable, net                                                  3,202,425             2,449,695              3,036,710
Federal Home Loan Bank stock                                              11,959                16,968                 11,398
Foreclosed assets, net                                                         -                     7                  1,793
Loan loss reserve                                                         16,521                14,198                 16,171
All other assets                                                         303,182               240,445                340,457
Deposits                                                               3,667,496             2,867,569              3,540,874
Borrowed funds                                                           214,580               325,886                200,085
Common shares outstanding                                             25,171,641            24,427,375             25,114,716
Stockholders' equity                                                     291,549               251,982                284,768

     Certain amounts in prior year have been reclassified to conform with the March 31, 2006 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Operating Data

                                                                             Three Months Ended
                                                                                  March 31,
                                                                 2006                                   2005
                                                                 ----                                   ----
                                                           --------------------------------------------------------
                                                             (In Thousands, except for share and per share data)

Selected Operating Data:
     Interest income                                                $61,665                                $45,324
     Interest expense                                                27,438                                 15,251
                                                           -----------------                      -----------------
     Net interest income before
        provision for loan losses                                    34,227                                 30,073
     Provision for loan losses                                          440                                    572
                                                           -----------------                      -----------------
     Net interest income after
        provision for loan losses                                    33,787                                 29,501
                                                           -----------------                      -----------------
     Other income
        Service charges on deposit accounts                           3,017                                  2,501
        Fees for other banking services                               2,286                                  2,233
        Net gain on sale of loans                                       115                                    352
        Other income                                                    414                                    387
                                                           -----------------                      -----------------
           Total other income                                         5,832                                  5,473
                                                           -----------------                      -----------------
     Operating expense
        Compensation and benefits                                    15,498                                 13,608
        Occupancy and equipment                                       3,772                                  3,350
        Data processing                                               1,839                                  1,438
        All other operating expense                                   5,751                                  5,540
                                                           -----------------                      -----------------
           Total operating expense                                   26,860                                 23,936
                                                           -----------------                      -----------------

     Income before taxes                                             12,759                                 11,038
     Provision for income taxes                                      4,883                                   4,222
                                                           -----------------                       ----------------

     Net income                                                      $7,876                                 $6,816
                                                           =================                      =================
     Earnings per share:
        Basic                                                          $.32                                   $.29
                                                           =================                      =================
        Diluted                                                        $.31                                   $.28
                                                           =================                      =================
     Shares used for EPS computations:
        Basic                                                    24,617,982                             23,838,307
                                                           =================                      =================
        Diluted                                                  25,369,064                             24,571,467
                                                           =================                      =================

     Certain amounts in prior year have been reclassified to conform with the March 31, 2006 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Financial Data

                                                             March 31,                    December 31,
                                                               2006                           2005
                                                          ---------------------------------------------
                                                                           (In Thousands)
Assets
Cash and interest earning deposits                               $206,135                       $189,940
Securities available for sale                                     380,490                        410,473
Securities held to maturity                                       237,445                        242,497
Loans:
       Residential mortgage                                     1,616,125                      1,523,740
       Commercial mortgage                                      1,145,713                      1,082,719
       Consumer                                                   306,739                        295,622
       Commercial business                                        153,908                        153,916
                                                          ----------------               ----------------
            Gross loans                                         3,222,485                      3,055,997
       Less:
            Deferred fees (costs), net                              3,539                          3,116
            Allowance for loan losses                              16,521                         16,171
                                                          ----------------               ----------------
                Loans, net                                      3,202,425                      3,036,710
                                                          ----------------               ----------------
Office properties and equipment                                    92,389                         91,164
FHLB stock                                                         11,959                         11,398
Foreclosed assets, net                                                  -                          1,793
Goodwill                                                           14,256                         14,256
Core deposit intangible                                             6,337                          6,528
All other assets                                                   88,655                         77,852
                                                          ----------------               ----------------
Total assets                                                   $4,240,091                     $4,082,611
                                                          ================               ================
Liabilities and Equity
Liabilities:
Deposits:
       Checking, savings and money
            market accounts                                    $2,846,448                     $2,638,794
       Certificates of deposit                                    821,048                        902,080
                                                          ----------------               ----------------
            Total deposits                                      3,667,496                      3,540,874
       Repurchase agreements                                       77,094                         54,113
       Borrowings from FHLB                                        83,878                         92,364
       Subordinated debentures                                     53,608                         53,608
       All other liabilities                                       66,466                         56,884
                                                          ----------------               ----------------
            Total liabilities                                   3,948,542                      3,797,843
                                                          ----------------               ----------------
       Stockholders' equity                                       291,549                        284,768
                                                          ----------------               ----------------
       Total liabilities and equity                            $4,240,091                     $4,082,611
                                                          ================               ================

     Certain amounts in prior year have been reclassified to conform with the March 31, 2006 presentation.